                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004

                            MONTHLY OPERATING REPORT
  File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                           DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.     ATTACHED    ATTACHED
------------------                                                            --------     --------   -----------
Debtor Affirmations                                                           MOR - 1        Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2        Yes
Bank Account Reconciliations                                                  MOR - 2        Yes
Statement of Operations                                                       MOR - 3        Yes
Balance Sheet                                                                 MOR - 4        Yes
Status of Postpetition Taxes                                                  MOR - 5        Yes
Summary of Unpaid Postpetition Debts                                          MOR - 5        Yes
Listing of aged accounts payable                                              MOR - 5        N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6        Yes
Appendix A - Order Approving Substantive Consolidation of Jacobson            A1 - A8        Yes
  Stores Inc., Jacobson Stores Realty Company and Jacobson Credit Corp.



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JS STORES, INC. F/K/A JACOBSON STORES INC.
---------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                     3/4/2004
---------------------------------------------                     --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004


                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE     FALSE
----------------------------------                                                 ----     -----
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                               X

2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                      X

3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                   X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JS STORES, INC. F/K/A JACOBSON STORES INC.
------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                     3/4/2004
------------------------------------------------              ------------------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


                                                             COMERICA BANK
                                      -------------------------------------------------------------
                                                                                                        CURRENT        CUMULATIVE
                                        PAYROLL      FLEX        VEBA      CONCENTR.      FUNDING        MONTH       FILING TO DATE
                                      1851132363  1840425811  1840427643   1149003715    1850803196      ACTUAL          ACTUAL
                                      ----------  ----------  ----------   ----------  ------------   ------------   --------------
CASH - BEGINNING OF MONTH             $   10,785  $    5,527  $   12,265   $  134,051  $ 31,199,283   $ 31,361,910   $    4,760,072

RECEIPTS
INTERNAL TRANSFERS                        28,288          --          --      338,841            --        367,129      585,417,371
INTEREST INCOME                               --          --          --           --        19,556         19,556          331,362
ACCOUNTS RECEIVABLE - CREDIT & COLL           --          --          --           --            --             --        1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                 --          --          --           --            --             --       87,262,187
RETAIL STORE DEPOSITS                         --          --          --           --            --             --       42,120,269
ASSET DISPOSITIONS                            --          --          --           --            --             --      149,316,398
REVOLVER BORROWINGS - FLEET                   --          --          --           --            --             --      163,221,961
RETURN ITEMS REDEPOSITED                      --          --          --           --            --             --           32,954
MISCELLANEOUS                                 --          --          --           --       256,319        256,319        8,711,590
BANKCARD CASH RECEIPTS                        --          --          --           --            --             --      103,709,267
EMPLOYEE BENEFIT PLANS                        --          --          --           --            --             --          287,173
CORPORATE INCOME TAX REFUND                   --          --          --           --            --             --        3,089,801
   TOTAL RECEIPTS                     $   28,288  $       --  $       --   $  338,841  $    275,875   $    643,005   $1,144,941,652

DISBURSEMENTS
INTERNAL TRANSFERS                            --          --          --           --       367,129        367,129      587,642,645
ELECTRONIC PAYROLL TAX DEPOSITS               --          --          --       22,486         2,337         24,823       16,300,510
PAYROLL                                   28,081          --          --           --            --         28,081       46,551,873
PAYMENTS/TRANSFERS TO LIQUIDATORS             --          --          --           --            --             --       36,818,422
VENDOR PAYMENTS                               --          --          --      309,674            --        309,674      140,192,388
ELECTRONIC SALES TAX PAYMENTS                 --          --          --           --            --             --       14,640,476
REVOLVER FEES AND INTEREST - FLEET            --          --          --           --            --             --        5,421,961
RECEIPTS APPLIED TO REVOLVER                  --          --          --           --            --             --      257,525,534
CUSTOMER REFUNDS                              --          --          --           --            --             --        2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                --          --       1,650           --            --          1,650        9,863,983
CORPORATE INCOME TAX PAYMENTS                 --          --          --           --            --             --           77,050
BANK FEES                                     --          --          --          608            --            608          398,380
RETURN ITEMS                                  --          --          --           --            --             --          533,306
MISCELLANEOUS                                 --          --          --           --            --             --           87,180
CORPORATE INCOME TAXES                        --          --          --           --            --             --          281,741
   TOTAL DISBURSEMENTS                $   28,081  $       --  $    1,650   $  332,768  $    369,467   $    731,966   $1,118,428,775

NET CASH FLOW                         $      207  $       --  $   (1,650)  $    6,074  $    (93,592)  $    (88,961)  $   26,512,878

CASH - END OF MONTH                   $   10,992  $    5,527  $   10,615   $  140,124  $ 31,105,691   $ 31,272,950   $   31,272,950

DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                  $      731,966
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                $      367,129
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                              $           --
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                      $      364,836

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004

                               BANK RECONCILIATION


                                                           COMERICA BANK
                           -----------------------------------------------------------------------------
                             PAYROLL       FLEX         VEBA      CONCENTR.      FUNDING
                           1851132363   1840425811   1840427643   1149003715   1850803196       TOTAL
                           ----------   ----------   ----------   ----------   -----------   -----------
BALANCE PER BOOKS          $    1,784   $      300   $   (2,851)  $   26,026   $31,105,691   $31,130,949

Bank Balance                   10,992        5,527       10,615      140,124    31,105,691    31,272,950
Plus: Deposits In Transit          --           --           --           --            --            --
Less: Outstanding Checks       (9,208)      (5,227)     (13,467)    (114,099)           --      (142,000)
Other                              --           --           --           --            --            --
ADJUSTED BANK BALANCE      $    1,784   $      300   $   (2,851)  $   26,026   $31,105,691   $31,130,949




OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004


                     CONSOLIDATED STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                        Period       Month      Fiscal        Cumulative
                                                         Ended       Ended     Year 2003    Filing to date
                                                       02/01/03     1/31/04     to date         Totals
                                                       --------     -------     -------         ------
Net Sales                                              $ 155,128   $      --   $      --       $ 155,128

Cost of Goods Sold                                      (110,796)         --          --        (110,796)
                                                       ---------   ---------   ---------       ---------

Gross Profit                                              44,332          --          --          44,332

Operating Expenses                                       (68,723)        720        (364)        (69,087)
                                                       ---------   ---------   ---------       ---------

Operating Income / (Loss)                                (24,391)        720        (364)        (24,755)

Interest Income / (Expense), net                          (3,904)         20         217          (3,687)

Other Income / (Expense)                                 (30,084)      5,591       7,170         (22,914)
                                                       ---------   ---------   ---------       ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes    (58,379)      6,331       7,023         (51,356)

Reorganization / Liquidation Expenses                    (14,663)       (228)     (2,853)        (17,516)

Income Taxes - Benefit / (Expense)                           521         221         384             905
                                                       ---------   ---------   ---------       ---------

                                                       ---------   ---------   ---------       ---------
Net Income / (Loss)                                    $ (72,521)  $   6,324   $   4,554       $ (67,967)
                                                       =========   =========   =========       =========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004

                          CONSOLIDATED BALANCE SHEET **
                             (dollars in thousands)

                           ASSETS
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                                          $ 31,130
ACCOUNTS RECEIVABLE, NET                                                  0
DUE FROM VENDORS, NET                                                     0
INTERCOMPANY RECEIVABLE                                                   0
INVENTORIES                                                               0
DEFERRED FINANCING                                                        0
PREPAID INSURANCE                                                         0
LANDLORD DEPOSITS                                                       145
REFUNDABLE TAXES                                                        246
OTHER PREPAIDS                                                            0
                                                                   --------

                                                     SUBTOTAL        31,521

TOTAL PROPERTY, PLANT & EQUIPMENT                                         0
LESS: ACCUMULATED DEPRECIATION                                            0
                                                                   --------

                             PROPERTY, PLANT & EQUIPMENT, NET            --

OTHER ASSETS:
LIFE INSURANCE - CSV                                                      0
PREPAID PENSION                                                           0
PROFESSIONAL RETAINERS                                                  342
COLLATERALIZED LETTERS OF CREDIT                                        514
OTHER                                                                     0
                                                                   --------

                                                     SUBTOTAL           856

                                                                   --------
TOTAL ASSETS                                                       $ 32,377
                                                                   ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004


                          CONSOLIDATED BALANCE SHEET**
                             (dollars in thousands)

             LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                   $     --
ACCRUED PAYROLL                                                           0
ACCRUED PAYROLL TAXES                                                     3
ACCRUED PROPERTY TAXES                                                    0
ACCRUED STATE INCOME TAXES                                               25
ACCRUED PROFESSIONAL FEES                                               785
ACCRUED RENT/LEASE                                                        0
ACCRUED INTEREST                                                          0
RESTRUCTURING / STORE CLOSING RESERVE                                   855
ACCRUED VACATION                                                         86
ACCRUED MEDICAL / HOSPITAL                                              118
ACCRUED CUSTOMER GIFT CARD BALANCES                                   1,860
ACCRUED WORKERS COMPENSATION                                            509
ACCRUED OTHER                                                           700
                                                                   --------

TOTAL CURRENT LIABILITIES - POST-PETITION                             4,941

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                       28,451
ACCOUNTS PAYABLE - EXPENSE                                           10,491
ACCOUNTS PAYABLE - OTHER                                                500
                                                                   --------

                                                     SUBTOTAL        39,442

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                 8,214
ACCRUED PROPERTY TAXES                                                1,877
ACCRUED GOM CAPITAL LEASE OBLIGATION                                      0
ACCRUED WORKERS COMPENSATION                                          2,230
OFFICER'S DEFERRED COMPENSATION                                         415
ACCRUED VACATION                                                         62
ACCRUED INTEREST                                                        964
DEBENTURES                                                           24,376
MORTGAGES                                                                 0
OTHER LIABILITIES                                                         0
                                                                   --------

                                                     SUBTOTAL        38,138
                                                                   --------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                              77,580

                                                                   --------

TOTAL LIABILITIES                                                    82,521

STOCKHOLDERS' EQUITY:
COMMON STOCK                                                          5,975
PAID IN SURPLUS                                                       7,201
TREASURY STOCK                                                         (399)
RETAINED EARNINGS, BEGINNING                                        (67,475)
CURRENT PERIOD EARNINGS                                               4,554
                                                                   --------

                                                     SUBTOTAL       (50,144)

                                                                   --------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                           $ 32,377
                                                                   ========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004

                          SUMMARY OF POSTPETITION TAXES
0

                                               AMOUNT
                             BEGINNING TAX    WITHHELD                                        CHECK NO.      ENDING TAX
                               LIABILITY     OR ACCRUED     AMOUNT PAID    DATE PAID           OR EFT        LIABILITY
                             -------------   ----------    -------------   ---------       --------------   -----------
FEDERAL
Withholding                   $       --     $   14,932     $   14,932     SEE SUMMARY SCHEDULE C            $       --
FICA - Employee                       --          3,777          3,777     SEE SUMMARY SCHEDULE C                    --
FICA - Employer                       --          3,777          3,777     SEE SUMMARY SCHEDULE C                    --
Unemployment                          --            180             --     SEE SUMMARY SCHEDULE C                   180
Income                                --             --             --                                               --
Other:                                --             --             --                                               --
                              ----------        -------     ----------                                       ----------
   TOTAL FEDERAL TAXES                --         22,666         22,486                                              180
                              ==========        =======     ==========                                       ==========
STATE AND LOCAL
Withholding                           --          2,584          2,337     SEE SUMMARY SCHEDULE C                   247
Sales & Use                           --             --             --                                               --
Unemployment                          --          2,658             --                                            2,658
Real Property                         --             --             --                                               --
Personal Property                     --             --             --                                               --
Income                            40,000         25,000         37,943                                           27,057
Other:                                --             --             --                                               --
                              ----------        -------     ----------                                       ----------
   TOTAL STATE AND LOCAL          40,000         30,242         40,280                                           29,962
                              ==========        =======     ==========                                       ==========
TOTAL TAXES PAYABLE           $   40,000        $52,908     $   62,766                                       $   30,142
                              ==========        =======     ==========                                       ==========
REFUNDABLE TAXES              $       --       (246,031)            --                                       $ (246,031)
                              ==========        =======     ==========                                       ==========


                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                               NUMBER OF DAYS PAST DUE
                                                           --------------------------------
                                             CURRENT       0 - 30       31 - 60       61 +        DISCOUNTS         TOTAL
                                           ----------      -------      --------      -----      ----------      ----------
Accounts Payable - Merchandise             $       --      $    --      $     --      $  --      $       --              --
Accounts Payable - Non-Merchandise                 --           --            --         --              --              --
Accrued Payroll                                    --           --            --         --              --              --
Accrued Taxes                                  28,000           --            --         --              --          28,000
Accrued Professional Fees                     785,000           --            --         --              --         785,000
Accrued Rent / Leases                              --           --            --         --              --              --
Restructuring / Store Closing Reserve         855,000           --            --         --              --         855,000
Accrued Vacation                               86,000           --            --         --              --          86,000
Accrued Medical / Hospital                    118,000           --            --         --              --         118,000
Accrued Customer Gift Card Balances         1,860,000           --            --         --              --       1,860,000
Accrued Workers Compensation                  509,000           --            --         --              --         509,000
Accrued Other                                 700,000           --            --         --              --         700,000
Other (excluding Interco. payable)                 --                         --         --              --              --
                                           ==========      =======      ========      =====      ==========      ==========
TOTAL POSTPETITION DEBTS                   $4,941,000      $    --      $     --      $  --      $       --      $4,941,000
                                           ==========      =======      ========      =====      ==========      ==========

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING& FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS      AMOUNT    CHECK/EFT NO.      DATE        ADD'L COMMENTS
       941 Deposit                                                  $ 11,243    01133914        01/12/04
       941 Deposit                                                    11,243    01840124        01/26/04
                                                                    --------
                                                                    $ 22,486
                                                                    --------

UNEMPLOYMENT - LISTING OF PAYMENTS
       940 Deposit - FUTA                                           $     --
                                                                    --------
                                                                    $     --
                                                                    --------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
       Michigan - Employee State Withholding                        $  1,169    0090327797       01/12/04
       Michigan - Employee State Withholding                           1,169    0220338635       01/26/04
       Jackson, Michigan - Employee Local Withholding                     --
                                                                    --------
                                                                    $  2,337
                                                                    --------
UNEMPLOYMENT - LISTING OF PAYMENTS
        SUTA:
        Michigan                                                    $     --
                                                                    --------
                                                                    $     --
                                                                    --------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                    $     --
                                                                    --------
                                                                    $     --
                                                                    --------
STATE INCOME TAXES
                                                                    $     --
                                                                    --------
                                                                    $     --
                                                                    --------
REAL ESTATE/ PERSONAL TAXES
                                                                    $     --
                                                                    --------
                                                                    $     --
                                                                    --------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

JS Stores, Inc. f/k/a Jacobson Stores Inc.                 Case No. 02-40957-DTS
JSRC, Inc. f/k/a Jacobson Stores Realty Company            Case No. 02-40959-DTS
JS Credit, Inc. f/k/a Jacobson Credit Corp.                Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                           Reporting Period: January 1, 2004 to January 31, 2004

                               INSURANCE SUMMARY

                                                                     PREMIUMS
                                                      POLICY       PAID THROUGH
POLICY TYPE            INSURER/POLICY NO.             PERIOD        EXP. DATE    DEDUCTIBLE     LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability     St. Paul Insurance Co.   08/01/03-07/31/04      Yes       $0             $1,000,000 Each Occurrence
                       CK02102387                                                               $1,000,000 Prod. Aggregate
                                                                                                $1,000,000 Aggregate

General Liability      St. Paul Insurance Co.   08/01/03-07/31/04      Yes       $0             $1,000,000 Each Occurrence
                       CK02102387                                                               $2,000,000. General Aggregate
                                                                                                $2,000,000 Products Aggregate
                                                                                                $1,000,000 Personal & Adv. injury

Automobile             St. Paul Insurance Co.   08/01/03-07/31/04      Yes       None           $1,000,000 Liability / UM-UIM
                       CK02102387                                                $100
                                                                                 Comprehensive  Physical Damage
                                                                                 $1,000
                                                                                 Collision      Physical Damage

Workers Comp. - MI     St. Paul Insurance Co.    5/4/03 - 5/4/04       No                       $1,000,000 Bodily Injury by Accident
                       WVA2102876                                                               $1,000,000 Bodily Injury by Disease

Directors & Officers   XL Insurance             06/01/03-05/31/04      Yes       $250,000       $1,000,000 each claim/aggregate
                       Binder issued: policy
                       # pending